UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Definium Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! DEFINIUM THERAPEUTICS, INC. 2026 Annual General and Special Meeting Vote by June 10, 2026 11:59 PM ET DEFINIUM THERAPEUTICS, INC. ONE WORLD TRADE CENTER SUITE 8500 NEW YORK, NY 10007 V93765-P52037 You invested in DEFINIUM THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held virtually on June 11, 2026. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually during the Meeting* June 11, 2026 10:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/DFTX2026 *Please check the proxy materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. The complete proxy materials contain important information and are available at www.ProxyVote.com. Please follow the instructions on the reverse side to access and review the proxy materials and to vote on these important matters. Voting Items Board Recommends 1. Election of Directors to hold office until the 2027 annual general meeting of shareholders. Nominees: 1a. Robert Barrow 1b. Suzanne Bruhn, Ph.D. For 1c. Roger Crystal, M.D. For 1d. David Gryska For 1e. Andreas Krebs For 1f. Carol A. Vallone For 1g. Roger Adsett For 2. To appoint KPMG LLP as independent registered public accounting firm (auditor) for the Company until the 2027 annual general meeting of shareholders. For 3. To consider, and if deemed advisable, approve the amendment to the Definium Therapeutics, Inc. 2025 Equity Incentive Plan (the "2025 Equity Incentive Plan") to increase the number of common shares available for issuance under the 2025 Equity Incentive Plan by 5,000,000 common shares. For NOTE: Such other business as may properly come before the shareholder meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V93766-P52037